SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Section 240.14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 eChapman, Inc.
                    ----------------------------------------
                (Name of Registrant as Specified in its Charter)
                    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

    ------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)   Amount Previously Paid:

          ----------------------------------------------------------------------
    (2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
    (3)   Filing Party:

          ----------------------------------------------------------------------

    (4)   Date Filed:

          ----------------------------------------------------------------------

THIS FILING CONTAINS INFORMATION WHICH RELATES TO INFORMATION CONTAINED ON THE COMPANY'S FORM 10-KSB/A, AMENDMENT NO.1, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2002, WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS IN LIEU OF AUDITED FINANCIAL STATEMENTS BECAUSE eCHAPMAN, INC. ("eCHAPMAN") ELECTED NOT TO HAVE ARTHUR ANDERSEN LLP (eCHAPMAN'S INDEPENDENT AUDITORS THROUGH MARCH 14, 2002) ISSUE A MANUALLY SIGNED AUDIT REPORT WITH RESPECT TO THOSE FINANCIAL STATEMENTS. SEE RISK FACTORS ENTITLED "WE HAVE TERMINATED OUR RELATIONSHIP WITH ARTHUR ANDERSEN, LLP AS OUR INDEPENDENT AUDITORS" "WE HAVE RETAINED NEW INDEPENDENT AUDITORS EFFECTIVE MARCH 14, 2002," "THIS FILING ON FORM 10-K CONTAINS UNAUDITED FINANCIAL STATEMENTS, WHICH MAY BE SUBSTANTIALLY DIFFERENT THAN THE AUDITED FINANCIAL STATEMENTS WE INTEND TO FILE BY AMENDMENT TO THE FORM 10-KSB/A NO LATER THAN MAY 31, 2002" CONTAINED IN THE FORM 10-K/SBA AMENDMENT NO. 1. SEE ALSO "FINANCIAL STATEMENTS," AT PAGES F-1 THROUGH F-13 CONTAINED IN THE FORM 10-KSB/A AMENDMENT NO. 1. SEE ALSO "CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE."

                                 eChapman, Inc.
                          World Trade Center-Baltimore
                                   Suite 2800
                              401 East Pratt Street
                            Baltimore, Maryland 21202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The 2002 annual meeting of stockholders of eChapman, Inc. will be held at the offices of eChapman, World Trade Center-Baltimore, Suite 2800, 401 East Pratt Street, Baltimore, Maryland, on Friday, June 14, 2002 at 10:00 A.M. local time to act on the following matters:

1. Election of directors to serve until their successors are elected and qualify;

2. Ratification of the selection of Wilkins McNair P.C., as certified independent auditors for eChapman; and

3.   Such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on April 15, 2002 are entitled to notice of and to vote at such meeting or any adjournments thereof.

                                                     Sincerely,


April 30, 2002                                       Earl U. Bravo, Sr.
                                                     Secretary



Please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may revoke your proxy.

                                 eChapman, Inc.
                          World Trade Center-Baltimore
                                   Suite 2800
                              401 East Pratt Street
                            Baltimore, Maryland 21202

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                                  June 14, 2002

         The enclosed proxy is solicited by the Board of Directors of eChapman, Inc. (the "Company") for use at the annual meeting of stockholders of eChapman to be held at the offices of eChapman, World Trade Center-Baltimore, Suite 2800, 401 East Pratt Street, Baltimore, Maryland on June 14, 2002 at 10:00 A.M. local time. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about April 30, 2002.

         The Board of Directors has selected Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, to act as proxies with full power of substitution. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by directors, officers and employees of eChapman with no additional compensation to them. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by eChapman for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice, proxy statement and proxy card and of soliciting proxies will be borne by eChapman.

         Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed proxy card intend to vote on such matters in accordance with their best judgment.

         A stockholder may revoke his proxy by notifying eChapman in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

         Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

         eChapman will furnish, without charge, an additional copy of the annual report on Form 10-KSB/A to any stockholder upon request. Any such request should be directed to Earl U. Bravo, Secretary, eChapman, Inc., World Trade Center-Baltimore, Suite 2800, 401 East Pratt Street, Baltimore, Maryland 21202, telephone (800) 752-1013.

-------------------------------------------------------------------------------
THE FILING ON FORM 10-KSB/A, AMENDMENT NO. 1 INCLUDES UNAUDITED FINANCIAL STATEMENTS IN LIEU OF AUDITED FINANCIAL STATEMENTS BECAUSE eCHAPMAN, INC. ("eCHAPMAN") ELECTED NOT TO HAVE ARTHUR ANDERSEN LLP (eCHAPMAN'S INDEPENDENT AUDITORS THROUGH MARCH 14, 2002) ISSUE A MANUALLY SIGNED AUDIT REPORT WITH RESPECT TO THOSE FINANCIAL STATEMENTS. THE INCLUSION OF UNAUDITED FINANCIAL STATEMENTS IS UNDERTAKEN IN RELIANCE ON TEMPORARY NOTE 2T TO ARTICLE 3 OF REGULATION S-X.

NO AUDITOR HAS OPINED THAT THE UNAUDITED FINANCIAL STATEMENTS CONTAINED IN THE REPORT ON FORM 10-KSB/A AMENDMENT NO.1 BEING SENT HEREWITH, PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION, THE RESULTS OF OPERATIONS, CASH FLOWS AND THE CHANGES IN SHAREHOLDERS' EQUITY OF THE COMPANY OR THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS REPORTED THEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

eCHAPMAN INTENDS TO FILE AUDITED FINANCIAL STATEMENTS NO LATER THAN MAY 31, 2002 PURSUANT TO AN AMENDMENT TO THE FORM 10-KSB/A INCLUDED HEREWITH. eCHAPMAN HAS ENGAGED WILKINS McNAIR P.C. TO SERVE AS ITS INDEPENDENT AUDITORS FOR PURPOSES OF PREPARING THE AUDITED FINANCIAL STATEMENTS FOR THIS PERIOD TO BE FILED ON FORM 10-KSB/A. WILKINS McNAIR P.C. HAS PROVIDED eCHAPMAN WITH REASONABLE ASSURANCES THAT THE AUDIT OF eCHAPMAN CAN BE COMPLETED BY MAY 31, 2002.

THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THE AVAILABILITY OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS AS SOON AS THEY BECOME AVAILABLE, AND NO LATER THAN MAY 31, 2002.
-------------------------------------------------------------------------------

         Stockholders requesting a copy of the Form 10-KSB/A after the date of the filing of our audited financial statements will receive a copy of the Form 10-KSB/A which contains the audited financial statements of eChapman and not a copy of the report being sent herewith.

         Stockholders of record at the close of business on April 15, 2002 ("Record Date") are entitled to vote at the meeting. On the Record Date eChapman had outstanding 12,281,096 shares of Common Stock. In the election of directors, each share is entitled to one vote for each director to be elected; however, cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. At any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum. In the absence of a quorum, the Chairman of the meeting or stockholders present in person or by proxy acting by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time, but not for a period exceeding 120 days after the original record date, until a quorum shall attend.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Eight directors are to be elected at the Meeting to serve until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present or represented by proxy at the Meeting with a quorum present. Abstentions and broker non-votes are not considered to be votes cast.

         Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote for the election of the following eight nominees for the office of director of eChapman, to serve as directors until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES NAMED BELOW AS A DIRECTOR OF THE CORPORATION.

         The Board of Directors has nominated the persons specified below, each of whom is currently a director of eChapman, for election as directors. The names and ages (as of April 15, 2002) of the nominees and executive officers of eChapman are set forth below:

DIRECTORS

Our directors are as follows:

NAME                                                            AGE                 PRINCIPAL POSITIONS
----                                                            ---                 -------------------

Nathan A. Chapman, Jr. ................................         44     President, Chairman of the Board and director
Earl U. Bravo, Sr. ....................................         54     Senior Vice President, Secretary, Assistant
                                                                       Treasurer and director
Raymond Haysbert ......................................         82     Director
Mark Jefferson ........................................         34     Director
Adolph Washington .....................................         61     Director
Lottie H. Shackelford..................................         60     Director
Donald V. Watkins......................................         52     Director
Theron Stokes..........................................         49     Director

         NATHAN A. CHAPMAN, JR. has been president of eChapman since our inception. Mr. Chapman founded The Chapman Co. in 1986, Chapman Capital Management, Inc. in 1988 and Chapman Insurance Agency, Incorporated in 1987. Mr. Chapman has served as President, Chairman of the Board and a director of all of these entities since their inception. Mr. Chapman is also the President, Chairman of the Board and a director of The Chapman Funds, Inc. Prior to founding The Chapman Co., Mr. Chapman was a broker for Alex. Brown and Sons, an investment banking and securities brokerage firm, from 1982 to 1987. Mr. Chapman is a certified public accountant, a general securities principal, registered options principal and registered municipal principal. In July 1999, the University of Maryland Office of the Board of Regents elected Mr. Chapman chairman of the board of regents.

         EARL U. BRAVO, SR. has been a director, Senior Vice President, Secretary and Assistant Treasurer of eChapman since our inception. Mr. Bravo has been employed in various senior executive positions with The Chapman Co., Chapman Capital Management, Inc. and Chapman Insurance Agency, Incorporated since 1990. Mr. Bravo is a general securities principal, financial and operations principal, a registered representative and a registered OTC equity trader. Mr. Bravo holds an MBA from the University of Maryland, College Park.

         RAYMOND HAYSBERT has been a director since June 2000. Mr. Haysbert is the retired president and chairman of the Parks Sausage Company, the first African-American controlled publicly traded company, a position he held from 1969 to 1990. Mr. Haysbert is currently a director emeritus of Bell Atlantic Nynex. Mr. Haysbert taught in the School of Business at Morgan State University for 17 years and presently serves as the chairman of the Entrepreneurial Institute at the EDGE Center of Sojourner Douglass College.

         MARK JEFFERSON has been a director since June 2000. In 1999, Mr. Jefferson founded Funburst Media, LLC, an online service provider, for which he also serves as chairman. In 1998, Mr. Jefferson founded and became principal of Envue Technologies, an eCommerce service provider, a position he still holds. Mr. Jefferson served as vice president of CertCo, Inc., an eCommerce security firm from 1997 to 1998. From 1995 to 1997, Mr. Jefferson was a Manager at Cisco Systems, a firm specializing in networking equipment.

         ADOLPH WASHINGTON has been a director since June 2000. Since 1999, Mr. Washington has served as the vice president of field promotions with Capitol Records in Hollywood, California. From 1996 to 1999, Mr. Washington served as senior vice president of marketing and promotions at Warner Bros. Records. Mr. Washington was the senior vice president of marketing and promotions at MCA Records from 1991 to 1996. He received his B.A. in Social Sciences from the University of Arkansas at Pine Bluff.

         LOTTIE H. SHACKELFORD has been a director since 2000. Ms. Shackelford has been executive vice president of Global USA, a consulting firm, since 1994. From 1978 to 1992, Ms. Shackelford was city director of Little Rock, Arkansas. In 1988 and 1989, Ms. Shackelford was vice-chair and co-chair, respectively, of the Democratic National Committee.

         DONALD V. WATKINS has been a director since 2000. Mr. Watkins has been president of Donald V. Watkins, PC, a law firm located in Birmingham, Alabama, since 1973.

         THERON STOKES has been a director since 2000. Mr. Stokes has been an attorney for the Alabama Education Association since 1993.

         The Board of Directors held two meetings during 2001. All incumbent directors, attended each meeting after their election to the Board of Directors.

         The Board of Directors has two standing committees, Compensation and Audit. In addition, the Board of Directors, from time to time, establishes special committees which have a limited duration. The Board of Directors has not established a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will not consider nominees submitted by eChapman's stockholders.

         The Audit Committee consists of Directors Jefferson, Haysbert and Washington. Mr. Haysbert was added to the Audit Committee during 2001. All members of the Audit Committee are independent of eChapman as defined in the Nasdaq listing standards. The Audit Committee held two meetings during 2001. All incumbent members of the Audit Committee attended each meeting after their election to the Board of Directors. The Audit Committee is responsible for overseeing eChapman's internal accounting controls; recommending to the Board of Directors the selection of eChapman's independent auditors; reviewing the annual audit plan, annual report and results of the independent audit; reviewing supervisory examination reports; and initiating other special reviews when deemed necessary.

         The Compensation Committee consists of Directors Jefferson and Washington. The Compensation Committee did not meet during 2001. The Compensation Committee sets the compensation of the President and administers the eChapman Omnibus Stock Plan.

EXECUTIVE OFFICERS

Our executive officers that are not directors are as follows:

NAME                                                            AGE                 PRINCIPAL POSITIONS
----                                                            ---                 -------------------

Demetris B. Brown .....................................         45     Treasurer, Assistant Secretary and Chief
                                                                       Financial Officer
Sabrina Warren Bush ...................................         42     Senior Vice President, strategic partnerships
Tracey Rancifer Henderson..............................         32     Senior Vice President, corporate development
Vincent McCarley ......................................         47     Senior Vice President, public finance

         DEMETRIS B. BROWN has been Treasurer, Assistant Secretary and Chief Financial Officer since our inception. Mr. Brown has been Chief Financial Officer of The Chapman Co. since 1998. From 1993 to 1998, Mr. Brown was the vice president of finance for the Injured Workers' Insurance Fund, a casualty insurance underwriter. Mr. Brown is a certified public accountant, certified management accountant, financial and operations principal and registered representative.

         SABRINA WARREN BUSH is our Senior Vice President of strategic partnerships and has served in the same capacity for The Chapman Co. since 1992. Ms. Bush attended the University of Florida and received her M.S. in business with a concentration in finance from The Johns Hopkins University in 1998.

         TRACEY RANCIFER HENDERSON was our Senior Vice President of corporate development and served in that same capacity for Chapman Capital Management throughout 2001. Ms. Henderson's employment with the Company ended in March 2002.

         VINCENT MCCARLEY is our Senior Vice President of public finance and has served in that capacity for The Chapman Co. since 1998. From 1986 to 1998, Mr. McCarley was a senior vice president at Sieber Branford Shank & Co. LLC and the former Grigsby Branford & Co. where he focused on lease purchase/certificates of participation, infrastructure, school and redevelopment financings. Mr. McCarley holds an MBA from Pepperdine University and is a municipal securities principal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that eChapman's directors and executive officers, and persons who own more than 10% of a registered class of eChapman's equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of change in ownership of Common Stock of eChapman The same persons are also required by Commission regulation to furnish eChapman with copies of all Section 16(a) forms that they file.

         To eChapman's knowledge, based solely on a review of the copies of such reports furnished to eChapman, and written representations that no other reports were required during the fiscal year ended December 31, 2001 compliance was made with all Section 16(a) filing requirements applicable to eChapman's executive officers and directors. With respect to greater than 10% beneficial owners, other than Nathan A. Chapman, Jr., eChapman has not received copies of any reports filed by any such persons with the Commission and has received no written representations from any such persons.

 PROPOSAL 2 - RATIFY THE SELECTION OF WILKINS MCNAIR P.C., AS INDEPENDENT PUBLIC
                                   ACCOUNTANTS

         Wilkins McNair P.C., has no direct or material indirect interest in eChapman or its subsidiaries. At a meeting held on April 10, 2002, the Audit Committee of the Board of Directors recommended to the Board of Directors the retention of Wilkins McNair P.C., as independent auditors of eChapman for its fiscal year ended December 31, 2002.

         The Board of Directors of eChapman has determined that utilizing the services of Wilkins McNair P.C., is in the best interests of eChapman.

         Wilkins McNair P.C., is not currently expected to have a representative present at the Meeting and, therefore, will not make a statement or respond to questions at the Meeting. In the event that a representative of Wilkins McNair P.C., does attend the Meeting, such representative will be afforded the opportunity to make a statement and respond to any question you may have concerning eChapman.

         The affirmative vote of a majority of the shares voted at the Meeting, assuming a quorum is present, is required to ratify the selection of auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF WILKINS MCNAIR P.C., AS INDEPENDENT AUDITORS OF ECHAPMAN

AUDIT COMMITTEE REPORT

         eChapman has not included a report of the Audit Committee for your review at this time in reliance on the Securities and Exchange Commission's Release No. 34-45589, dated March 18, 2002, as a result of eChapman's filing of unaudited financial statements on Form 10-KSB/A Amendment No. 1, in reliance on Temporary Note 2T to Article 3 of Regulation S-X, which report has been included herewith.

         Please note that no auditor has opined that the unaudited financial statements contained in the report on Form 10-KSB/A Amendment No.1 included herewith, present fairly, in all material respects, the financial position, the results of operations, cash flows and the changes in shareholders' equity of the Company or the financial highlights for each of the periods reported in accordance with generally accepted accounting principles.

         ECHAPMAN WILL FILE AUDITED FINANCIAL STATEMENTS BY AMENDMENT TO THE FORM 10-KSB/A AMENDMENT NO. 1 NO LATER THAN MAY 31, 2002, AT WHICH TIME ECHAPMAN WILL ALSO INCLUDE THE REPORT OF THE AUDIT COMMITTEE NORMALLY REQUIRED TO BE INCLUDED HEREIN PURSUANT TO ITEM 7(D)(3)(I) OF SCHEDULE 14A. WILKINS MCNAIR P.C., ECHAPMAN'S NEW INDEPENDENT AUDITOR HAS PROVIDED ECHAPMAN WITH REASONABLE ASSURANCES THAT THE AUDIT OF ECHAPMAN CAN BE COMPLETED BY THAT TIME. THERE CAN BE NO ASSURANCE THAT THE FINANCIAL STATEMENTS CONTAINED IN THE ATTACHED REPORT ON FORM 10-KSB/A AMENDMENT NO. 1 WILL NOT

BE SUBSTANTIALLY AND MATERIALLY DIFFERENT THAN THE AUDITED FINANCIAL STATEMENTS TO BE PREPARED BY WILKINS MCNAIR P.C. AND FILED BY AMENDMENT.

THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THE AVAILABILITY OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS AS SOON AS THEY BECOME AVAILABLE, AND NO LATER THAN MAY 31, 2002.

FISCAL 2001 AUDIT FIRM FEE SUMMARY

         eChapman has not included a Summary of Audit Firm Fees for your review at this time in reliance on the Securities and Exchange Commission's Release No. 34-45589, dated March 18, 2002, as a result of eChapman's filing of unaudited financial statements on Form 10-KSB/A Amendment No. 1, in reliance on Temporary
Note 2T to Article 3 of Regulation S-X, which report has been included herewith. Since the audit of our financial statements for the fiscal year ended 2001 has not been completed at this time, a complete summary of fees paid to audit firms cannot be provided at this time.

         Please note that no auditor has opined that the unaudited financial statements contained in the report on Form 10-KSB/A Amendment No.1 included herewith, present fairly, in all material respects, the financial position, the results of operations, cash flows and the changes in shareholders' equity of the Company or the financial highlights for each of the periods reported in accordance with generally accepted accounting principles.

         ECHAPMAN WILL FILE AUDITED FINANCIAL STATEMENTS BY AMENDMENT TO THE FORM 10-KSB/A AMENDMENT NO. 1 NO LATER THAN MAY 31, 2002, AT WHICH TIME ECHAPMAN WILL ALSO INCLUDE THE SUMMARY OF AUDIT FIRM FEES NORMALLY REQUIRED TO BE INCLUDED HEREIN PURSUANT TO ITEM 9(E) OF SCHEDULE 14A. WILKINS MCNAIR P.C., ECHAPMAN'S NEW INDEPENDENT AUDITOR HAS PROVIDED ECHAPMAN WITH REASONABLE ASSURANCES THAT THE AUDIT OF ECHAPMAN CAN BE COMPLETED BY THAT TIME. THERE CAN BE NO ASSURANCE THAT THE FINANCIAL STATEMENTS CONTAINED IN THE ATTACHED REPORT ON FORM 10-KSB/A AMENDMENT NO. 1 WILL NOT BE SUBSTANTIALLY AND MATERIALLY DIFFERENT THAN THE AUDITED FINANCIAL STATEMENTS TO BE PREPARED BY WILKINS MCNAIR P.C. AND FILED BY AMENDMENT.

THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THE AVAILABILITY OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS AS SOON AS THEY BECOME AVAILABLE, AND NO LATER THAN MAY 31, 2002.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of April 15, 2002 of:

     o Each person known by us who beneficially owns 5% or more of the outstanding shares of eChapman common stock,

     o    Each of our directors,

     o    Each executive officer named in the summary compensation table, and

     o all of our directors, director nominees and executive officers as a group.

         EXCEPT AS OTHERWISE INDICATED, WE BELIEVE THAT THE BENEFICIAL OWNERS OF THE COMMON STOCK LISTED BELOW, BASED ON INFORMATION FURNISHED BY SUCH OWNERS, WILL HAVE SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO SUCH SHARES.

         The number of shares of common stock outstanding used in calculating the percentage for each listed person includes options exercisable within 60 days of April 15, 2002 but excludes shares of common stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 12,281,096 shares of common stock outstanding as of April 15, 2002.

NAME AND ADDRESS OF                              AMOUNT AND NATURE OF
BENEFICIAL OWNER *                               BENEFICIAL OWNERSHIP                 PERCENT OF SHARES OUTSTANDING
------------------                               --------------------                 -----------------------------
Nathan A. Chapman, Jr.                            8,957,428 shares (1)(2)                         72.9%

Earl U. Bravo, Sr.                                           20,144(3)                              **

Tracey Rancifer Henderson                                     2,233(4)                              **

Demetris B. Brown                                             2,233(5)                              **

Theron Stokes                                                19,655(6)                              **

Melodie Cunningham                                           18,215                                 **

Donald V. Watkins                                            33,074                                 **

Raymond Haysbert                                              3,865                                 **

Adolph Washington                                            20,102                                 **

All Directors and Executive Officers as a         9,076,949 shares (1)                            73.9%
Group  (8 Persons)

-----------
* Unless otherwise indicated, the address of each beneficial owner of eChapman common stock is c/o eChapman, Inc., World Trade
         Center--Baltimore, Suite 2800, 401 E. Pratt Street, Baltimore, MD
         21202.
** Represents less than one percent of the outstanding shares of Common Stock.

(1) Includes 3,461 shares held by The Chapman Co. in inventory in its capacity as market-maker that have no voting rights as long as they are held by a subsidiary of eChapman and 304,982 shares held by Chapman Capital Management, Inc. in investment advisory accounts over which Chapman Capital Management, Inc. exercises voting and/or dispository discretion. Mr. Chapman is President and Director of each of The Chapman Co. and Chapman Capital Management, Inc. Each of The Chapman Co. and Chapman Capital Management, Inc. is an indirect wholly-owned subsidiary of eChapman, Inc. Mr. Chapman is President, Chairman and majority stockholder of eChapman, Inc. Mr. Chapman disclaims beneficial ownership of the shares held by The Chapman Co. and Chapman Capital Management, Inc.

(2) Includes 11,168 shares subject to stock options that are currently exercisable.

(3) Includes 11,168 shares subject to stock options that are currently exercisable.

(4) Includes 2,233 shares subject to stock options that are currently exercisable.

(5)  Mr. Brown owns shares jointly with his spouse.

(6) Includes 2,233 shares subject to stock options that are currently exercisable.

                             EXECUTIVE COMPENSATION

         The summary compensation and option grants in last fiscal year tables give effect to our acquisitions of the parent companies of The Chapman Co., Chapman Capital Management, Inc. and the Chapman Insurance Agency, Inc. as if they occurred at January 1, 1999 and set forth compensation paid to our current executive officers.

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning compensation paid during the last three fiscal years, to our chief executive officer and our other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2001.


                                                                                                          LONG-TERM
                                                                                                        COMPENSATION
                                                                                                     -----------------
                                                                                                          AWARDS
                                                                                                     -----------------
                                                                         ANNUAL COMPENSATION            SECURITIES
                                                                         -------------------            UNDERLYING
 NAME AND PRINCIPAL POSITION                              YEAR        SALARY             BONUS           OPTIONS
 ---------------------------                              ----        ------             -----       -----------------

Nathan A. Chapman, Jr. ...........................        2001       $320,158         $   0.00
  President, Chairman of the Board                        2000       $353,300         $200,000
                                                          1999       $266,667         $100,000          11,168

Vincent McCarley .................................        2001       $128,400         $   0.00
  Senior Vice President                                   2000       $153,884         $   0.00

                                                          1999        150,000         $ 25,000

Earl U. Bravo, Sr. ...............................        2001       $167,000         $   0.00
  Senior Vice President, Secretary and Assistant          2000       $128,474         $ 50,000
  Treasurer
                                                          1999       $105,000         $ 50,000          11,168

Tracey Rancifer Henderson.........................        2001       $100,400         $   0.00
  Senior Vice President                                   2000       $100,000         $ 20,000

                                                          1999       $100,000         $ 28,046           2,233


Demetris B. Brown ................................        2001       $121,400         $   0.00
  Chief Financial Officer                                 2000       $108,462         $ 44,000              --

                                                          1999       $ 90,000         $ 20,000              --


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The Company did not award any Options/SAR Grants in the year ended December 31, 2001.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES


                                          NUMBER OF SECURITIES
                                               UNDERLYING                       VALUE OF UNEXERCISED IN-THE-MONEY
                                           UNEXERCISED OPTIONS                       AT OPTIONS AT
                                           DECEMBER 31, 2001                       DECEMBER 31, 2001
                                           -----------------                       -----------------
                                                   #                                         $
             NAME                   EXERCISABLE         UNEXERCISABLE         EXERCISABLE         UNEXERCISABLE
             ----                   -----------         -------------         -----------         -------------
Nathan A. Chapman, Jr.                11,168                  0                    0                    0
Earl U. Bravo, Sr.                    11,168                  0                    0                    0
Tracey Rancifer Henderson              2,233                  0                    0                    0

1999 eCHAPMAN, INC. OMNIBUS STOCK PLAN

         Our board of directors has established the 1999 eChapman, Inc. Omnibus Stock Plan to enable us to grant equity compensation to our directors, officers, employees and consultants. Our stock plan will be administered by the compensation committee of the board of directors. We have reserved 850,000 shares of our common stock for issuance under our stock option plan.

COMPENSATION OF DIRECTORS

         Directors of the Company receive no cash compensation for their service to the Company as Directors; however, they are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any committee thereof. Members of the Board of Directors are eligible to receive stock options pursuant to the Plan.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         The Chapman Co., Chapman Capital Management, Inc. and The Chapman Insurance Agency, Inc. are wholly-owned subsidiaries of Chapman Holdings, Inc., Chapman Capital Management Holdings, Inc. and Chapman Insurance Holdings, Inc., respectively. Each of Chapman Holdings, Inc., Chapman Capital Management Holdings, Inc. and Chapman Insurance Holdings, Inc. is a wholly-owned subsidiary of eChapman, Inc.

         Nathan A. Chapman, Jr., the President, Chairman and majority stockholder of our company, is the President and a director of each of The Chapman Co., Chapman Capital Management, Inc., The Chapman Insurance Agency, Incorporated and The Chapman Funds, Inc. and their respective holding companies. Earl U. Bravo, Sr., a director, Senior Vice President, Secretary and Assistant Treasurer of eChapman, is and officer and director of The Chapman Co. and Chapman Capital Management, Inc., an executive officer of their respective holding companies and Secretary and Assistant Treasurer of The Chapman Funds. Demetris Brown, Treasurer, Chief Financial Officer and Assistant Secretary of eChapman, is an executive officer of The Chapman Co.

         Mr. Chapman served as president and treasurer and Mr. Bravo served as secretary of Chapman General Partner One, Inc., a Maryland corporation and the general partner of Chapman Limited Partnership I, a Maryland limited partnership, the operations of which consisted solely of the ownership and rental of furniture and equipment to The Chapman Co. As of December 31, 2001, The Chapman Company exercised its option to purchase the furniture and equipment at fair value. Chapman Limited Partnership I was formally dissolved in January 2002. The appraisal value of the equipment was $11,000 and was recorded to reflect an obligation. Rent expense under this lease agreement was $0.00 and $98,000 in 2001 and 2000, respectively. Chapman General Partner One, Inc., is currently in the process of dissolution.

         The Chapman Limited Partnership I reimbursed the predecessors in interest of each of Chapman Holdings and Chapman Capital Management Holdings $19,000 for taxes and related payments made by those entities in 1999 on March 13, 2000.

         On February 22, 2001, Mr. Chapman issued a promissory note to eChapman in the amount of $1,149,639. This promissory note was entered into to consolidate certain promissory notes made by Mr. Chapman to various subsidiaries of eChapman. The promissory note is payable on demand and pays interest at a rate of 5.18% per annum. As of December 31, 2001, Mr. Chapman's consolidated promissory note to eChapman in the amount of $1,291,000 was reserved as a subscription stock receivable. These notes were issued for purposes unrelated to the businesses of eChapman or its subsidiaries.

         In connection with Chapman Capital Management's provision of investment advisory services to The Chapman U.S. Treasury Money Fund (a portfolio of The Chapman Funds, Inc.), Chapman Capital Management was paid $317,980 and $ 531,135 in advisory and administrative fees for the years ended December 31, 2000 and 2001, respectively. For the years ended December 31, 2000 and 2001, Chapman Capital Management reimbursed The Chapman Funds, on behalf of The Chapman U.S. Treasury Money Fund, $173,736 and $185,233 respectively, under an expense limitation agreement with The Chapman Funds.

         In connection with Chapman Capital Management's provision of investment advisory services to DEM Equity Fund (a portfolio of The Chapman Funds, Inc.), Chapman Capital Management was paid $370,409 and $295,765 in advisory and administrative fees for the years ended December 31, 2000 and 2001, respectively. For the years ended December 31, 2000 and 2001, Chapman Capital Management has reimbursed The Chapman Funds, on behalf of the DEM Equity Fund, $291,343 and $270,659, respectively, under an expense limitation agreement with The Chapman Funds.

         In connection with Chapman Capital Management's provision of investment advisory services to the DEM Index Fund (a portfolio of The Chapman Funds, Inc.), Chapman Capital Management was paid $2,812 and $ 376 in advisory and administrative fees for the year ended December 31, 2000 and for the period ended March 12, 2001, respectively. Chapman Capital Management reimbursed The Chapman Funds, on behalf of the DEM Index Fund, $167,153 and $18,702 under an expense limitation agreement with The Chapman Funds for the year ended December 31, 2000 and for the period ended March 12, 2001, respectively. The DEM Index Fund has liquidated its portfolio effective March 12, 2001 and is no longer active.

         On February 28, 2002, Chapman Capital Management has amended and restated its ten year expense limitation agreement dated as of November 9, 2000 with The Chapman Funds on behalf of certain of its portfolios, including the DEM Equity Fund and the DEM Index Fund, under which Chapman Capital Management will reimburse the covered portfolios for expenses incurred on behalf of these portfolios in excess of stated percentages of the portfolios' net assets until December 31, 2012.

         The Chapman Co. is the distributor for The Chapman U.S. Treasury Money Fund and DEM Equity Fund under distribution agreements between The Chapman Co. and The Chapman Funds, Inc. The Chapman Co. receives no compensation for the distribution of shares of The Chapman U.S. Treasury Money Fund. The Chapman Co. was paid $86,791 and $74,856 in management fees and commissions in the years ended December 31, 2000, and 2001 respectively, in connection with its distribution agreement with The Chapman Funds pertaining to the DEM Equity Fund.

         We have entered into a non-exclusive, royalty-free licensing agreement with Mr. Chapman pertaining to our use of the C-Eagle Logo(TM), Chapman, Chapman Trading(TM), Chapman Network(TM), Chapman Education(TM), Chapman Marketplace(TM), Chapman Kids Club(TM), DEM Index(TM), DEM Profile(TM), DEM Universe(TM), DEM Company(TM), DEM Community(TM), DEM Multi-Manager(TM), eChapman(TM), Domestic Emerging Markets(R) and DEM(R), trademarks that are owned by Mr. Chapman.

         In the past, transactions between eChapman and Mr. Chapman and his affiliates have been ratified or approved by a majority of the board of directors of eChapman, including a majority of the directors who do not have a material financial interest in the transactions, in accordance with Maryland law. eChapman intends to continue its practice of obtaining board and disinterested director ratification or approval for future transactions with affiliates, including future loans, if any, to Mr. Chapman or other affiliates of eChapman Maryland law does not impose specific numerical restrictions as to the amount of these affiliated transactions and loans, and our board of directors has not adopted a policy which imposes any such restrictions.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Stockholders and the ratification of its selection of independent public accountants. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before January 5, 2003. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Maryland, and must otherwise conform to applicable requirements of the proxy rules of the Securities and Exchange Commission.

         The bylaws of eChapman provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by eChapman pursuant to the bylaws;
(2) brought before the annual meeting by or under the direction of the board of directors (or the chairman of the board or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the corporate secretary.

                                  OTHER MATTERS

         At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the 2002 Annual Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                             REPORT ON FORM 10-KSB/A

         In addition to the copy sent herewith, the Annual Report on Form 10-KSB/A and applicable exhibits are available to stockholders free of charge upon written request. Requests should be sent to eChapman, Inc., World Trade Center-Baltimore, Suite 2800, 401 East Pratt Street, Baltimore, Maryland 21202.
Attention: Earl U. Bravo, Sr., Secretary.

         HOWEVER, THE FILING ON FORM 10-KSB/A, AMENDMENT NO. 1, SENT HEREWITH. INCLUDES UNAUDITED FINANCIAL STATEMENTS IN LIEU OF AUDITED FINANCIAL STATEMENTS BECAUSE eCHAPMAN, INC. ("eCHAPMAN") ELECTED NOT TO HAVE ARTHUR ANDERSEN LLP (eCHAPMAN'S INDEPENDENT AUDITORS THROUGH MARCH 14, 2002) ISSUE A MANUALLY SIGNED AUDIT REPORT WITH RESPECT TO THOSE FINANCIAL STATEMENTS. THE INCLUSION OF UNAUDITED FINANCIAL STATEMENTS IS UNDERTAKEN IN RELIANCE ON TEMPORARY NOTE 2T TO
ARTICLE 3 OF REGULATION S-X.

         NO AUDITOR HAS OPINED THAT THE UNAUDITED FINANCIAL STATEMENTS CONTAINED IN THE REPORT ON FORM 10-KSB/A AMENDMENT NO.1 BEING SENT HEREWITH, PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION, THE RESULTS OF OPERATIONS, CASH FLOWS AND THE CHANGES IN SHAREHOLDERS' EQUITY OF THE COMPANY OR THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS REPORTED THEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

         eCHAPMAN INTENDS TO FILE AUDITED FINANCIAL STATEMENTS NO LATER THAN MAY 31, 2002 PURSUANT TO AN AMENDMENT TO THE FORM 10-KSB/A. eCHAPMAN HAS ENGAGED WILKINS McNAIR P.C. TO SERVE AS ITS INDEPENDENT AUDITORS FOR PURPOSES OF PREPARING THE AUDITED FINANCIAL STATEMENTS FOR THIS PERIOD TO BE FILED ON FORM 10-KSB/A.

         THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THE AVAILABILITY OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS AS SOON AS THEY BECOME AVAILABLE, AND NO LATER THAN MAY 31, 2002.

         Stockholders requesting a copy of the Form 10-KSB/A after the date of the filing of our audited financial statements will receive a copy of the Form 10-KSB/A which contains the audited financial statements of eChapman and not a copy of the report being sent herewith.


                                          By Order of the Board of Directors



April 30, 2002                            Earl U. Bravo, Sr.
                                          Secretary
                                 eCHAPMAN, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of eChapman, Inc. held of record by the undersigned at the close of business on April 15, 2002, at the Annual Meeting of Stockholders of eChapman to be held on Friday, June 14, 2002 at 10:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.

   PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK. PLEASE SIGN, DATE AND RETURN
              THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

|X|  Please mark      If properly executed, the shares represented by this proxy
     votes as in      will be voted in the manner directed herein by the
     this example     undersigned stockholder, or to the extent directions are
                      not given, such shares will be voted FOR each of the nominees and each other proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSALS 2 AND 3.

1.       ELECTION OF DIRECTORS.

         Nominees: Nathan A. Chapman, Jr., Earl U. Bravo, Sr., Lottie H. Shackelford, Donald V. Watkins Raymond Haysbert, Mark Jefferson, Adolph Washington and Theron Stokes.

|_|      FOR ALL NOMINEES LISTED (EXCEPT AS       |_|    WITHHOLD AUTHORITY FOR
         INDICATED)                                      ALL NOMINEES LISTED

To withhold authority to vote for any nominee, write that nominee's name in the space provided.
         -----------------------------------------------------------------------

                                                                For      Against   Abstain
2.      RATIFICATION OF APPOINTMENT OF WILKINS MCNAIR P.C.      |_|        |_|       |_|
        AS INDEPENDENT AUDITORS.

3.      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO      |_|        |_|       |_|
        VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
        BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                            MARK HERE FOR ADDRESS
-------------------------------          CHANGE AND NOTE SUCH CHANGE
                                                   AT LEFT                   |_|
-------------------------------
Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                                  Date:
          --------------------------             ------------------------------


Signature:                                  Date:
          --------------------------             ------------------------------